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                                  EXHIBIT 23(b)

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Transgenomic, Inc. and subsidiaries on Form S-8 of our report, dated March 7, 2000, appearing in Amendment No. 4 to Registration Statement No. 333-32174.


/s/ DELOITTE & TOUCHE LLP

Omaha, Nebraska
July 18, 2000